                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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                             NATIONWIDE MUTUAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                             NATIONWIDE MUTUAL FUNDS
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

April __, 2008

Dear Shareholders:

     The  enclosed  Information  Statement  details a recent  subadviser  change relating to the Nationwide Mid Cap Growth Leaders Fund (the "Fund"), a series of
Nationwide Mutual Funds (the "Trust").

     Specifically,  the  Board  of  Trustees  (the  "Board")  of the  Trust  has
approved,  with respect to the Fund,  the selection of Security  Investors,  LLC
("Security  Investors")  to serve as subadviser to the Fund to manage the Fund's assets,  replacing  Nationwide  Separate Accounts,  LLC ("NSA").  The change was effective on January 7, 2008. The Trust has received an exemptive order from the
U.S.  Securities and Exchange  Commission that allows certain subadviser changes to be made without shareholder  approval (the "Manager of Managers Order").  The
Manager of Managers Order instead  requires that this  Information  Statement be sent to you.

     The Board replaced NSA with Security  Investors upon the  recommendation of
Nationwide  Fund Advisors  ("NFA"),  the  investment  adviser to the Fund.  This recommendation was based on several factors, including:

o    the same investment objectives, principal strategies and related risks that have been  employed  for the Funds  under NSA  continue  to be  employed by
     Security Investors;
o    the  Fund's  investment  advisory  fees  will  not  change  as NFA will pay
     Security  Investors for its subadvisory  services out of the management fee
     NFA receives from the Fund;
o    the Fund's investment objective, principal strategies and related risks are expected to remain the same prior to and after the transaction; and
o    all personnel with or employed by NSA moved to Security Investors,  and the same  portfolio  manager that has managed the assets of the Fund  currently continues to manage the assets after the appointment of Security Investors.

     Please read the enclosed Information Statement for additional information.

     We look forward to continuing to serve you and the Fund in the future.

                                          Sincerely,

                                          Eric E. Miller
                                          Secretary, Nationwide Mutual Funds

                             NATIONWIDE MUTUAL FUNDS
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

                              INFORMATION STATEMENT

     The Board of  Trustees  (the  "Board")  of  Nationwide  Mutual  Funds  (the
"Trust") is furnishing this Information Statement with respect to the Nationwide
Mid Cap Growth Leaders Fund (the "Fund"), a series of the Trust. All persons who are  entitled  to give voting  instructions  as a  shareholder  of the Fund will receive this Information  Statement.  This Information Statement will be sent to shareholders  on or about April __,  2008.  The Trust has  received an exemptive order (the "Manager of Managers  Order") from the U.S.  Securities  and Exchange
Commission  (the "SEC"),  which permits  Nationwide Fund Advisors  ("NFA"),  the
Fund's investment  adviser,  to hire new subadvisers which are unaffiliated with
NFA, to  terminate  subadvisory  relationships,  and to make changes to existing subadvisory  agreements  with the approval of the Board,  but without  obtaining shareholder approval;  provided,  among other things, that the Fund sends to its shareholders an information  statement  describing any new subadviser  within 90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
         WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

     The Trust,  on behalf of the Fund, has entered into an Investment  Advisory
Agreement  with NFA.  Pursuant to the  Investment  Advisory  Agreement,  NFA may
select one or more  subadvisers  for the Fund and  supervises  the Fund's  daily business  affairs,  subject to the supervision  and direction of the Board.  NFA selects  subadviser(s)  it  believes  will  provide  the Fund with high  quality investment  management services consistent with the Fund's investment objective.
NFA is responsible for the overall monitoring of the Fund's subadviser(s).

     Effective January 7, 2008, Security Investors,  LLC ("Security  Investors")
became  the Fund's  subadviser,  replacing  Nationwide  Separate  Accounts,  LLC
("NSA").  As a result,  the Board has approved,  with respect to the Fund, a new subadvisory  agreement with Security Investors to serve as subadviser and manage the Fund,  terminating  and replacing the  subadvisory  agreement  with NSA. The
Manager of Managers Order allows certain  subadviser  changes to be made without shareholder  approval.  The Manager of Managers Order instead requires that this
Information  Statement be sent to you. As a result of the change of  subadvisers from NSA to Security Investors,  responsibility for the day-to-day management of the assets of the Fund to which NSA previously provided  investment  subadvisory services have been transferred to Security Investors.

     Security   Investors   is   independent   of  NFA,   and   discharges   its
responsibilities  subject to the  oversight  and  supervision  of NFA.  Security
Investors is paid by NFA from the fees NFA receives from the Fund. In accordance with  procedures  adopted  by the Board,  the  subadviser  may effect  portfolio
transactions  through  an  affiliated   broker-dealer  that  receives  brokerage
commissions in connection therewith as permitted by applicable law.

     The purpose of this  Information  Statement  is to report the  selection of
Security Investors, located at One Security Benefit Place, Topeka, Kansas 66636, as subadviser to the Fund.  Security  Investors began serving as Fund subadviser on January 7, 2008,  following  action taken by the Board on December 3, 2007 to approve  Security  Investors  as a subadviser  to the Fund.  The decision by the
Board to approve  Security  Investors as subadviser,  as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

     As part of NFA's duties to select and supervise the Fund's subadviser,  NFA is responsible for communicating performance expectations to, and evaluating the
performance  of  a  subadviser  and   recommending  to  the  Board  whether  new
subadvisers  should be hired or whether a  subadviser's  contract with the Trust should be renewed,  modified or terminated.  NFA  periodically  provides written reports to the Board  describing  the results of its  evaluation  and monitoring functions.

     On  November  20,  2007,  Security  Investors  and  Security  Benefit  Life
Insurance Company (collectively  "Security Benefit"),  and NSA and Nationwide SA
Capital  Trust  (collectively  "Nationwide"),  entered  into an  Asset  Purchase
Agreement under which Security  Investors agreed to purchase from Nationwide the investment management services of NSA (the "Transaction").  Effective January 7,
2008, the Transaction  closed and Security  Investors replaced NSA as subadviser to the Fund.  At a special  meeting of the Board held on  December  3, 2007,  in anticipation  of  settlement  of  the  Transaction,  the  Board  approved  a new subadvisory  agreement with Security Investors,  which took effect on January 7,
2008.

     NFA recommended that the subadvisory agreement with NSA be replaced with an
agreement  with  Security  Investors  for  the  Fund.   Security  Investors  was
recommended for a number of reasons,  including the portfolio manager's previous investment  experience with the Fund, the investment process and risk management process,  and the  performance of the  experienced  portfolio  manager who would manage the Fund's assets.

     No material  changes have taken place or are anticipated in the composition of the portfolio of the Fund or in the investment  practices or techniques  used by Security  Investors  in managing the Fund after the  Transaction.  The Fund's portfolio manager, investment objective,  principal strategies and related risks are expected to remain the same prior to and after the  Transaction.  The Fund's investment  advisory fees will not change as NFA will pay Security Investors for its subadvisory services out of the management fee NFA receives from the Fund.

     Based on the  foregoing  considerations,  NFA  decided  to  recommend  that
Security Investors serve as subadviser to the Fund.

         Security Investors

Security Investors was selected for a number of reasons,  including, among other advantages,  the advantages of the investment  personnel of NSA joining Security
Investors:  (i) access to similar  resources as available at NSA; (ii) access to three  dedicated  fundamental  research  analysts at Security  Investors  in the technology,  health care, and consumer  discretionary  sectors,  which make up a majority of the growth  sectors;  (iii) access to  attribution  tools;  and (iv)
distribution opportunities.

     The management of and  investment  decisions for the Fund have been made by
Joseph C. O'Connor.  Mr. O'Connor took over management of the Nationwide Mid Cap
Growth Leaders Fund in September 2004. Mr. O'Connor joined Security Investors in
January 2008. Prior to that, Mr. O'Connor was a managing  director at NSA, where he was  primarily  responsible  for the  management  of the  mid-cap  portfolio.
Previously,  Mr.  O'Connor was a senior vice  president,  managing  director and board member of GROUPAMA Asset Management N.A., which he joined in 2000.

     Based on the  foregoing  factors,  NFA decided to recommend  that  Security
Investors serve as a subadviser to the Fund.

BOARD CONSIDERATIONS

     At an in-person  special Board meeting held on December 3, 2007, the Board, including the Trustees who are not  considered  "interested  persons"  under the
Investment  Company  Act of 1940,  (the "1940  Act")  ("Independent  Trustees"),
discussed and unanimously  approved the  subadvisory  agreement among the Trust,
NFA,  and  Security  Investors,  on behalf of the Fund.  The  Trustees  had been provided with detailed  materials  relating to Security  Investors in advance of and at the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss  information  relating to the change and the  possible  effect on the Fund.  The  material  factors and conclusions that formed the basis for the approval are discussed below.

     The  Nature,  Extent,  and  Quality of the  Services  Provided  by Security
Investors,  as Subadviser.  The Board  considered that the transition of the NSA team to  Security  Investors  represented  a  recent,  larger  restructuring  of
Nationwide  Corporation's ("NWC") investment advisory business. In light of this restructuring,  it was important to the Board that the Trust  retain,  if in the best  interests  of the Fund and its  shareholders,  the  investment  management expertise of the Fund's current portfolio manager, traders,  analysts, and other investment  personnel.  The Board also  believed  that any change in  subadviser should not result in a change in the fees paid by the Fund. The Board noted that there would be no change in  portfolio  management,  and that the fees would not change, as a result of the Transaction.  As a result,  the Board determined that there should be no change in the nature, extent, or quality of services the Fund and its shareholders receive from Security Investors.

     Based on this information, the Board concluded that the nature, extent, and quality of the  subadvisory  services to be provided by Security  Investors were appropriate  for the  Fund in  light  of its  investment  objective,  and  thus, unanimously agreed to approve the subadvisory agreement.

     The  Investment  Performance  of the Fund.  The Board  evaluated the Fund's investment  performance and considered the performance of the portfolio  manager who is expected to manage the Fund on behalf of  Security  Investors.  The Board also reviewed the comparative  performance of the Fund based on data provided by
Lipper. The Trustees concluded that the historical investment performance record of the portfolio manager who is expected to manage the Fund, in combination with
various  other  factors,   supported  a  decision  to  approve  the  subadvisory
agreement.

     Fee  Levels.  The  Board  considered  the  Fund's  overall  fee  level  and considered  the  subadvisory  fee to be paid by NFA to Security  Investors.  The overall  expenses  of the Fund  were not  expected  to change as a result of the
Transaction.

     Economies of Scale.  The Board noted that the Fund's  current  advisory and subadvisory fee schedules include breakpoints that are intended to result in fee reductions over time as assets increase.

     Profitability;  Fall-Out  Benefits.  The  Board  considered  the  factor of profitability to Security Investors as a result of the subadvisory  relationship with the Fund. In addition,  the Board  considered  the factor of whether or not any  "fall-out" or ancillary  benefits  would accrue to Security  Investors as a result  of its  relationship  with the  Fund.  However,  since  the  subadvisory relationship  with Security  Investors is new, the Board  determined that it was not possible to accurately assess either factor at this time.

     Terms of the  Subadvisory  Agreement.  The Board  reviewed the terms of the subadvisory  agreement  and noted that the terms are  identical  in all material respects as the terms of the subadvisory agreements that the Trust currently has in place with its other unaffiliated  subadvisers.  The Board concluded that the terms were fair and reasonable

     Conclusion.  The Board,  including all of the Independent Trustees,  having considered each of the foregoing factors, concluded that each factor supported a determination to approve the subadvisory  agreement.  No single factor alone was determinative  in the decision of the Board,  rather the totality of the factors taken together informed the Board's  decisions.  The Board of Trustees concluded that the approval of the subadvisory  agreement was in the best interests of the
Fund and its shareholders and unanimously approved the subadvisory agreement.

THE SUBADVISORY AGREEMENT

     The subadvisory  agreement with Security  Investors,  dated January 7, 2008
(the "Agreement"),  was approved by the Board on December 3, 2007. In accordance with the Manager of Managers  Order,  the Agreement will not be submitted to the
Fund's shareholders for their approval.  The following is a brief summary of the material terms of the Agreement.

     Term.  The  Agreement  has an initial  term that expires on May 1, 2009 and continues for successive one-year terms thereafter as long as its continuance is approved by the Board.  The Agreement can be terminated on not more than 60 days written  notice by NFA,  the Trust on behalf  of the  Fund,  a  majority  of the outstanding voting securities of the Fund, or Security Investors.  The Agreement
terminates automatically if assigned by any party.

     Fees.  Under the  Agreement,  the  annual fee  payable  by NFA to  Security
Investors (as a percentage of the Fund's  average daily net assets) is set forth in the table  attached  as Exhibit  A. The  overall  expenses  of the Fund would remain  the same  under the new  subadvisory  agreement,  immediately  after the
Transaction,  as Security Investors's fees are paid out of the advisory fee that
NFA receives from the Fund.

     Duties.  Under the  Agreement,  NFA is  responsible  for assigning all or a portion  of the Fund's  assets to  Security  Investors  and for  overseeing  and reviewing the performance of Security Investors.  Security Investors is required to manage  the Fund in  accordance  with the  Fund's  investment  objective  and policies, subject to the supervision of NFA and the Board.

     Brokerage.  Under  the  Agreement,  Security  Investors  is  authorized  to purchase and sell  securities  on behalf of the Fund through  brokers or dealers
Security  Investors  selects  and to  negotiate  commissions  to be paid on such transactions.  In doing so,  Security  Investors  is required to use  reasonable efforts  to obtain  the most  favorable  price and  execution  available  but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another  broker might have charged in return for  brokerage and research services.

     Indemnification. Under the Agreement, Security Investors and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Fund or the
Fund's  shareholders  in the absence of willful  misfeasance,  bad faith,  gross negligence  or  reckless  disregard  of its  duties  under  the  Agreement.  The
Agreement  provides that nothing in the Agreement,  however,  relieves  Security
Investors  and NFA  from  any of  their  obligations  under  federal  and  state securities laws and other applicable law.

     Security Investors is required,  under the Agreement, to indemnify NFA, the
Trust, the Fund and their respective  affiliates and controlling persons for any liability  or expenses  sustained  by them as a result of  Security  Investors's willful  misfeasance,  bad faith,  gross negligence,  reckless  disregard of its duties or  violation  of  applicable  law.  The  Agreement  contains  provisions pursuant  to which NFA is  required  to  indemnify  Security  Investors  for any liability  and  expenses  which may be  sustained  as a result of NFA's  willful misfeasance,  bad faith,  gross negligence,  reckless disregard of its duties or violation of  applicable  law. The Trust is required,  under the  Agreement,  to indemnify Security Investors,  its affiliates and its controlling  persons,  for any liability and expenses  sustained by them as a result of the Trust's willful misfeasance,  bad faith,  gross negligence,  reckless disregard of its duties or violation of applicable law.

     Regulatory  Pronouncements.  The Agreement also includes provisions arising from regulatory  changes.  These provisions  include a requirement that Security
Investors  establish and maintain written proxy voting  procedures in compliance with current,  applicable laws and regulations,  including,  but not limited to,
Rule 30b1-4 under the 1940 Act. Also, the provisions  include language  required by Rule 17a-10  under the 1940 Act that  permits  Security  Investors to execute securities  transactions  under  limited  circumstances  through  broker-dealers deemed to be  affiliated  with the Fund,  subject  to  certain  prohibitions  on
consultations   between  Security  Investors  and  other  subadvisers  to  funds affiliated with the Fund.

     Further Information.  The foregoing  description of the Agreement is only a summary  and is  qualified  in its  entirety  by  reference  to the  text of the
Agreement.  A copy of the Agreement is on file with the SEC and is available (i)
in person at the SEC's Public Reference Room at 100 F Street, N.E.,  Washington,
D.C.  20549-0102 (upon payment of any applicable fees); (ii) by mail at the SEC,
Public Reference Section, 100 F Street, N.E., Washington,  D.C. 20549-0102 (upon
payment   of  any   applicable   fees);   or  (iii)  at  the  SEC's   website  -
http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT SECURITY INVESTORS

     Security Investors is located at One Security Benefit Place, Topeka, Kansas
66636. The following table sets forth the name and principal  occupation of each principal executive officer and each director of Security Global. The address of each person listed below is One Security Benefit Place, Topeka, Kansas 66636.

 ---------------------------------- ----------------------------------------
 Name                               Title
 ---------------------------------- ----------------------------------------
 ---------------------------------- ----------------------------------------
 Richard Mark Goldman               President
 ---------------------------------- ----------------------------------------
 ---------------------------------- ----------------------------------------
 Cindy Lee Shields                  Vice President
 ---------------------------------- ----------------------------------------
 ---------------------------------- ----------------------------------------
 Amy Jo Lee                         Secretary
 ---------------------------------- ----------------------------------------
 ---------------------------------- ----------------------------------------
 Brenda Marie Harwood               Chief Compliance Officer
 ---------------------------------- ----------------------------------------
 ---------------------------------- ----------------------------------------
 Thomas Richard Kaehr               Treasurer
 ---------------------------------- ----------------------------------------

     Security  Investors  does not act as an  investment  adviser or  investment subadviser  for any  other  series  of the  Trust  having a  similar  investment objective as the Fund.

MORE ABOUT FEES AND EXPENSES

     The Fund pays NFA an  investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the table attached as Exhibit B.

     During the fiscal year ended October 31, 2007, the Fund paid the amounts to
NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

     As of January 7, 2008,  the Fund had issued and  outstanding  the shares in the amounts as set forth in the table attached as Exhibit D.

     As of January 7, 2008, to the Trust's knowledge,  no person,  except as set forth in the table at Exhibit E, had or shared voting or  investment  power over more than 5% of the outstanding shares of any class of the Fund.

     As of January 7, 2008, the Executive  Officers and Trustees of the Trust as
a group owned less than 1% of the outstanding shares of any class of the Fund.

     Although  shareholders  are not  being  asked  to vote on the  approval  of
Security Investors as subadviser to the Fund, the Trust is required by the rules of the SEC to summarize  the voting  rights of  shareholders.  Whenever a matter
affecting  the  Fund  requires  shareholder   approval,  a  shareholder  meeting
generally will be held and a proxy statement and proxy/voting  instruction forms will be sent to the Fund's  shareholders.  Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote.  Shareholders will also be permitted to revoke previously submitted voting instructions  in accordance with  instructions  contained in the proxy statement sent to the Fund's shareholders.

     The foregoing  description of shareholder voting rights with respect to the
Fund is only a brief summary of these rights. Whenever shareholder approval of a matter affecting the Fund is required,  the proxy statement sent to shareholders will fully describe the voting rights of shareholders and the voting  procedures that will be followed at the shareholder meeting.

     Currently,  Nationwide Fund Distributors LLC ("NFD"),  an affiliate of NFA,
acts  as  the  Trust's  principal  underwriter.   Under  the  terms  of  a  Fund
Administration  and Transfer  Agency  Agreement,  Nationwide Fund Management LLC
("NFM"), an indirect  wholly-owned  subsidiary of Nationwide Financial Services,
Inc. ("Nationwide  Financial"),  provides various  administrative and accounting services,  including  daily  valuation  of the  Fund's  shares,  preparation  of financial  statements,  tax returns, and regulatory reports, and presentation of quarterly  reports to the Board of Trustees.  NFM also serves as transfer  agent and dividend disbursing agent for the Fund. Prior to May 1, 2007,  Nationwide SA
Capital   Trust  (then  known  as  "Gartmore  SA  Capital   Trust")   served  as
administrator  to the Fund,  although  NFM (which  was then  known as  "Gartmore
Investors  Services,  Inc.") served as transfer agent. The address for NFA, NFD, and NFM is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct majority-owned  subsidiary of Nationwide  Corporation.  All of the  common  stock  of  Nationwide  Corporation  is  held by  Nationwide  Mutual
Insurance  Company (95.2%) and Nationwide  Mutual Fire Insurance Company (4.8%),
each of which is a mutual company owned by its policy  holders.  The address for
each  of  Nationwide  Financial,   Nationwide  Corporation,   Nationwide  Mutual
Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide
Plaza, Columbus, Ohio 43215.

     No Officer or Trustee of the Trust is an officer,  employee, or director of
Security  Investors,  nor do any such Officers or Trustees own securities issued by Security  Investors or have any other material direct or indirect interest in
Security Investors.

     The Trust will furnish  without  charge,  a copy of the Trust's most recent
Annual Report to shareholders and Semiannual  Report to shareholders  succeeding the Annual  Report,  if any,  upon  request.  This request may be made either by writing  to the  Trust  at the  address  contained  on the  first  page  of this
Information Statement or by calling toll-free (800) 848-6331.  The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

                                       By Order of the Board of Trustees of
                                       Nationwide Mutual Funds,

                                       Eric E. Miller, Secretary

April [  ], 2008

                                    EXHIBIT A

                                SUBADVISORY FEES

     The annual fee payable by NFA to Security Investors (as a percentage of the
Fund's  average daily net assets under Security  Investors's  management) is set forth in the following table.

--------------------------------------------- ---------------------------------------------------------
Fund Name                                     Subadvisory Fees
--------------------------------------------- ---------------------------------------------------------
--------------------------------------------- ---------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund        0.40% on Subadviser Assets up to $250 million;
                                              0.35% on Subadviser Assets of $250 million and more.
--------------------------------------------- ---------------------------------------------------------

                                    EXHIBIT B

                            INVESTMENT ADVISORY FEES

     The Fund pays NFA an  investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the following table.

---------------------------------------------- -----------------------------------------------------
Fund Name                                      Advisory Fees
---------------------------------------------- -----------------------------------------------------
---------------------------------------------- -----------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund         0.80 on assets up to $250 million;
                                               0.77% on assets of $250 million up to $1 billion;
                                               0.74% on assets of $1 billion up to $2 billion;
                                               0.71% on assets of $2 billion up to $5 billion;
                                               0.68% on assets of $5 billion and more.
---------------------------------------------- -----------------------------------------------------

                                    EXHIBIT C

                      INVESTMENT ADVISORY FEES PAID TO NFA

     The chart below sets forth the investment advisory fees paid by the Fund to
NFA for the fiscal year ended October 31, 2007.  The amount  indicated is net of waivers.

----------------------------------------- -----------------------------
                          Fund               Advisory Fees ($)
----------------------------------------- -----------------------------
----------------------------------------- -----------------------------
Nationwide Mid Cap Growth Leaders Fund           $311,147
----------------------------------------- -----------------------------

                                    EXHIBIT D

     As of January 7, 2008,  the Fund had issued and  outstanding  the shares in the amount set forth in the table attached below.

------------------------------------------ -----------------------------------
                            Fund              Number of Shares Outstanding
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
Nationwide Mid Cap Growth Leaders Fund
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
  Class A                                                 [ ]
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
  Class B                                                 [ ]
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
  Class C                                                 [ ]
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
  Class D                                                 [ ]
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
  Class R                                                 [ ]
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
  Institutional Class                                     [ ]
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
  Institutional Service Class                             [ ]
------------------------------------------ -----------------------------------

                                    EXHIBIT E

     As of January 7, 2008 to the Trust's  knowledge,  no person,  except as set forth in the table below,  had or shared  voting or  investment  power over more than 5% of the outstanding shares of any class  (collectively,  the "shares") of the Fund:

------------------------------------- -------------------------------------- --------------------------------------
Name and Address of Shareholder       Number of Shares Beneficially Owned    Percentage of the class Held by the
                                                                             Shareholder
------------------------------------- -------------------------------------- --------------------------------------
------------------------------------- -------------------------------------- --------------------------------------

------------------------------------- -------------------------------------- --------------------------------------
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